UNITED STATES

SECURITIES AND EXCANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2005

                O’REILLY AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Missouri

(State or Other Jurisdiction of Incorporation)

000-21318	44-0618012
(Commission File Number)	(IRS Employer Identification No.)

233 S. Patterson
Springfield, Missouri	65802
(Address of Principal Executive Offices)	(Zip Code)

417-862-6708

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation and FD Disclosure

On September 28, 2005, O’Reilly Automotive, Inc. issued a press release updating the status of stores affected by Hurricane Rita. The text of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated September 28, 2005

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2005	O’REILLY AUTOMOTIVE, INC.

By: /s/ James R. Batten
James R. Batten
Executive Vice President of Finance
Chief Financial Officer and Treasurer
(principal financial officer)

Exhibit 99.1

FOR IMMEDIATE RELEASE

For further information contact:	Greg Henslee
Jim Batten
(417) 862-3333

_____________________________________________________________________________________________

O’REILLY AUTOMOTIVE, INC. UPDATES STATUS OF STORES AFFECTED BY RITA

_____________________________________________________________________________________________

Springfield, MO, September 28, 2005 -- O’Reilly Automotive, Inc. (“O’Reilly” or “the Company”) (Nasdaq: ORLY) today announced that most of the stores in the areas affected by Hurricane Rita have reopened. As of 8:00 a.m. CST today, only eight stores remain closed, four of which will open later today and two of which are ready to reopen once clearance has been given by the local authorities. At the time of Rita’s landfall, there were 166 stores closed in the affected area due to extensive evacuations of coastal regions including Houston TX.

Additionally, the company announced, that only three stores in Mississippi and Louisiana remained closed as a result of Hurricane Katrina.

“We feel very fortunate to be in this position, considering the potential that existed for significant damage in the areas in Rita’s path. Team O’Reilly again demonstrated its commitment to customer service by reopening the affected stores as soon as possible,” stated Greg Henslee, CEO and Co-President.

“Our Houston Distribution Center has reopened and resumed deliveries. Our team members in our other distribution centers did an excellent job of filling orders normally handled by Houston to maintain our leading levels of inventory availability to our stores and customers,” said Ted Wise, COO and Co-President.

O’Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O’Reilly family, the Company operated 1,399 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin and Wyoming as of June 30, 2005.

The Company claims the protection of the safe-harbor for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by forward-looking words such as “expect,” “believe,” “anticipate,” “good,” “plan,” “intend,” “estimate,” “project,” “will” or similar words. In addition, statements contained within this press release that are not historical facts are forward-looking statements, such as statements discussing among other things, expected growth, store development and expansion strategy, business strategies, future revenues and future performance. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, competition, product demand, the market for auto parts, the economy in general, inflation, consumer debt levels, governmental approvals, our ability to hire and retain qualified employees, risks associated with the integration of acquired businesses, weather, terrorist activities, war and the threat of war. Actual results may materially differ from anticipated results described or implied in these forward-looking statements. Please refer to the Risk Factors sections of the Company’s Form 10-K for the year ended December 31, 2004, for more details.